[LOGO OF JANUS]










                                                                Lincoln National
                                                 Capital Appreciation Fund, Inc.
                                                                   Annual Report
                                                               December 31, 2000

Lincoln National Capital Appreciation Fund, Inc.

Index

      Commentary

      Statement of Net Assets

      Statement of Operations

      Statements of Changes in Net Assets

      Financial Highlights

      Notes to Financial Statements

      Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Capital Appreciation Fund, Inc.

Managed by: [LOGO OF JANUS]


The Capital Appreciation Fund returned -15.9% for the year ended December 31, 2000, versus -9.2% for its benchmark, the S&P 500 Index*. Inflation fears, interest rate concerns and energy rate hikes contributed to a volatile market. Disappointments included top holding Time Warner, which was pressured by the lengthy approval process for its tie-up with America Online along with depressed advertising expectations for most of the year. Cisco Systems also contributed to our losses, declining in sympathy with the general telecommunications sector. We were rewarded for our holdings in Colgate-Palmolive and Procter & Gamble. Colgate-Palmolive has a great management team, better-than-average volume growth and continual margin improvement. Meanwhile, Proctor & Gamble's new management has refocused the company on improving profitability levels.

Looking ahead, we believe much of the anticipated economic pain has been priced into equities. Regardless, our strategy is to adhere to our proven stock-picking approach to find outstanding companies that can thrive in a variety of market conditions.

Blaine Rollins


[CHART APPEARS HERE]

This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund on 1/3/94. As the chart shows, by December 31, 2000, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $33,005. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $32,440. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return                                           Ended
on investments                                                  12/31/00
-------------------------------------------------------------------------
One Year                                                        -15.85%
Five Years                                                      +20.08%
Lifetime(since 1/3/94)                                          +18.59%

* Standard & Poor's 500 Index - Broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                          Capital Appreciation Fund 1

Lincoln National
Capital Appreciation Fund, Inc.

Statement of Net Assets
December 31, 2000

Investments:
                                                    Number         Market
Common Stock:                                       of Shares      Value
-------------------------------------------------------------------------------
Aerospace & Defense: 5.3%
-------------------------------------------------------------------------------
Boeing                                              1,163,350      $76,781,100
Lockheed Martin                                       353,340       11,995,893
-------------------------------------------------------------------------------
                                                                    88,776,993
Banking & Finance: 11.5%
-------------------------------------------------------------------------------
American Express                                      390,625       21,459,961
Bank of New York                                      852,745       47,060,865
Goldman Sachs Group                                   158,155       16,912,700
M & T Bank                                             89,900        6,113,200
Merrill Lynch & Company                               726,220       49,519,126
Northern Trust                                         89,585        7,306,777
Schwab (Charles)                                    1,605,941       45,568,576
-------------------------------------------------------------------------------
                                                                   193,941,205
Business Services: 0.7%
-------------------------------------------------------------------------------
Paychex                                               246,245       11,973,663
-------------------------------------------------------------------------------

Cable, Media & Publishing: 17.1%
-------------------------------------------------------------------------------
AT&T Liberty Media Class A *                        1,080,700       14,656,994
Clear Channel Communications *                        668,970       32,403,234
Cox Communications Class A *                          581,928       27,096,023
Hispanic Broadcasting *                                44,560        1,136,280
Infinity Broadcasting Class A *                       820,620       22,926,071
Time Warner                                         2,092,832      109,329,544
Univision Communications Class A *                    570,590       23,358,528
Viacom Class B *                                    1,240,980       58,015,815
-------------------------------------------------------------------------------
                                                                   288,922,489
Computers & Technology: 15.6%
-------------------------------------------------------------------------------
Aether Systems *                                       44,295        1,733,042
America Online *                                      270,450        9,411,660
Automatic Data Processing                             210,035       13,297,841
BEA Systems *                                         154,105       10,373,193
Cisco Systems *                                     1,266,972       48,461,679
EMC *                                                 771,600       51,311,400
i2 Technologies *                                     187,952       10,219,890
Inktomi *                                              86,040        1,537,965
Linear Technology                                   1,234,200       57,081,750
Nvidia *                                               88,260        2,891,894
SDL *                                                  58,975        8,739,358
Sun Microsystems *                                    526,585       14,678,557
Teradyne *                                            129,320        4,817,170
Tibco Software *                                      141,075        6,762,783
VeriSign *                                            261,115       19,371,469
Veritas Software *                                     39,125        3,423,438
-------------------------------------------------------------------------------
                                                                   264,113,089
Consumer Products: 2.9%
-------------------------------------------------------------------------------
Estee Lauder Class A                                   23,880        1,046,243
Gillette                                              273,120        9,866,460
Minnesota Mining & Manufacturing                       55,725        6,714,863
Procter & Gamble                                      306,390       24,032,466
Tyco International                                    133,280        7,397,040
-------------------------------------------------------------------------------
                                                                    49,057,072
Electronics & Electrical Equipment: 13.4%
-------------------------------------------------------------------------------
Analog Devices *                                      144,275        7,385,077
Applied Micro Circuits *                              137,770       10,339,208
Corning                                               231,040       12,201,800
General Electric                                    1,100,380       52,749,465
Integrated Device Technology *                        197,610        6,545,830
JDS Uniphase *                                         63,703        2,655,619
Maxim Integrated Products *                           992,770       47,466,815
NEC (Japan)                                           632,000       11,552,720

                                                  Number         Market
Electronics & Electrical Equipment (Cont)         of Shares      Value
-------------------------------------------------------------------------------
PMC Sierra *                                           84,295    $   6,627,694
Symbol Technologies                                   427,465       15,388,740
Texas Instruments                                   1,000,035       47,376,658
Vitesse Semiconductor *                               127,905        7,074,745
-------------------------------------------------------------------------------
                                                                   227,364,371
Energy: 4.2%
-------------------------------------------------------------------------------
Anadarko Petroleum                                     60,080        4,270,485
Enron                                                 734,725       61,074,016
Petroleo Brasiliero ADR *                             208,490        5,264,374
-------------------------------------------------------------------------------
                                                                    70,608,875
Healthcare & Pharmaceuticals: 1.9%
-------------------------------------------------------------------------------
Becton Dickinson                                      226,740        7,850,873
Genentech *                                           182,930       14,908,795
Lilly (Eli)                                           112,085       10,430,910
-------------------------------------------------------------------------------
                                                                    33,190,578
Industrial Machinery: 2.0%
-------------------------------------------------------------------------------
Applied Materials *                                   284,995       10,883,247
Dionex *                                              647,455       22,337,198
-------------------------------------------------------------------------------
                                                                    33,220,445
Insurance: 0.1%
-------------------------------------------------------------------------------
Aon                                                    37,865        1,296,876
-------------------------------------------------------------------------------

Leisure, Lodging & Entertainment: 1.1%
-------------------------------------------------------------------------------
Park Place Entertainment *                            726,570        8,673,429
Starwood Hotels & Resorts Worldwide                   275,215        9,701,329
-------------------------------------------------------------------------------
                                                                    18,374,758
Retail: 5.6%
-------------------------------------------------------------------------------
Costco Wholesale *                                    360,075       14,380,495
Colgate-Palmolive                                     707,125       45,644,918
Gap                                                   421,595       10,750,673
Kroger *                                              418,120       11,315,373
Wal-Mart Stores                                       153,880        8,174,875
eBay *                                                129,230        4,264,590
-------------------------------------------------------------------------------
                                                                    94,530,924
Telecommunications: 13.6%
-------------------------------------------------------------------------------
ADC Telecommunications *                              507,710        9,202,244
Comcast - Special Class A                           2,131,845       89,004,529
Ericsson LM B Shares (Sweden)                         331,805        3,780,502
Exodus Communications *                               400,230        8,004,600
Level 3 Communications *                              229,020        7,514,719
Nokia                                               1,318,000       57,333,000
Nokia OYJ (Finland)                                    33,542        1,496,933
Nortel Networks                                       177,665        5,696,384
NTL *                                                 322,885        7,729,060
NTT DoCoMo (Japan)                                        953       16,420,260
SBC Communications                                    155,235        7,412,470
Telefonos De Mexico SA                                353,740       15,962,518
Winstar Communications *                               26,138          305,488
-------------------------------------------------------------------------------
                                                                   229,862,707
Transportation & Shipping: 0.8%
-------------------------------------------------------------------------------
Ryanair Holdings PLC *                                 33,175        1,847,432
United Parcel Service Class B                         188,710       11,098,507
-------------------------------------------------------------------------------
                                                                    12,945,939
Utilities: 1.4%
-------------------------------------------------------------------------------
AES *                                                 112,590        6,234,670
Telefonica (Spain)                                  1,033,602       17,091,725
-------------------------------------------------------------------------------
                                                                    23,326,395
Total Common Stock: 97.2%
(Cost $1,404,000,044)                                            1,641,506,379
-------------------------------------------------------------------------------

                          Capital Appreciation Fund 2

                                                  Number           Market
Convertible Preferred Stocks:                     of Shares        Value
-------------------------------------------------------------------------------
Telecommunications: 0.0%
-------------------------------------------------------------------------------
Winstar Communications  7.00%*                         13,950      $   329,569
Winstar Communications Preferred 7.25%  Series F *     12,550          533,375
-------------------------------------------------------------------------------

Total Convertible Preferred Stocks: 0.0%
(Cost $2,886,720)                                                      862,944
-------------------------------------------------------------------------------

                                                  Par
Corporate Bonds:                                  Amount
-------------------------------------------------------------------------------
Telecommunications: 0.1%
-------------------------------------------------------------------------------
Psinet
10.50%, 12/1/06                                   $   375,000           99,375
11.00%, 8/1/09                                      2,410,000          638,650
Winstar Communication
12.75%, 4/15/10                                       760,000          505,400
-------------------------------------------------------------------------------

Total Corporate Bonds: 0.1%
(Cost $2,382,686)                                                    1,243,425
-------------------------------------------------------------------------------

Money Market Instruments:
-------------------------------------------------------------------------------
UBS Finance (De) 6.50% 1/2/01                      42,300,000       42,292,363
-------------------------------------------------------------------------------

Total Money Market Instruments: 2.5%
(Cost $42,292,363)                                                  42,292,363
-------------------------------------------------------------------------------

Total Investments: 99.8%
-------------------------------------------------------------------------------
(Cost $1,451,561,812)                                            1,685,905,111
-------------------------------------------------------------------------------
Other Assets Over Liabilities: 0.2%                                  3,776,088
-------------------------------------------------------------------------------
Net Assets: 100.0%
(Equivalent to $25.345 per share
based on on 66,666,854 shares issued
and outstanding)                                                $1,689,681,199
-------------------------------------------------------------------------------

Components of Net Assets at December 31, 2000:
-------------------------------------------------------------------------------
Common Stock, par value $.01 per share 100,000,000              $      666,669
Paid in capital in excess of par value of shares issued          1,344,108,641
Undistributed net investment income**                                1,514,768
Accumulated net realized gain on investments                       110,879,756
Net unrealized appreciation of investments and
  foreign currencies                                               232,511,365
-------------------------------------------------------------------------------

Total Net Assets                                                $1,689,681,199
-------------------------------------------------------------------------------

*    Non income producing security.

ADR  - American Depositary Receipt

** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes to financial statements.

                          Capital Appreciation Fund 3

Lincoln National Capital Appreciation Fund, Inc.

Statement of Operations

Year ended December 31, 2000

Investment income:
 Dividends                                                                               $   7,275,787
--------------------------------------------------------------------------------------------------------
 Interest                                                                                    5,350,867
--------------------------------------------------------------------------------------------------------
 Less: Foreign Taxes Withheld                                                                  (97,332)
--------------------------------------------------------------------------------------------------------
  Total investment income                                                                   12,529,322
--------------------------------------------------------------------------------------------------------

Expenses:
 Management fees                                                                            14,625,745
--------------------------------------------------------------------------------------------------------
 Accounting fees                                                                               726,653
--------------------------------------------------------------------------------------------------------
 Custody fees                                                                                  141,460
--------------------------------------------------------------------------------------------------------
 Printing and postage                                                                           70,380
--------------------------------------------------------------------------------------------------------
 Professional fees                                                                              28,052
--------------------------------------------------------------------------------------------------------
 Directors fees                                                                                  4,200
--------------------------------------------------------------------------------------------------------
 Other                                                                                         104,532
--------------------------------------------------------------------------------------------------------
                                                                                            15,701,022
--------------------------------------------------------------------------------------------------------
 Less expenses paid indirectly                                                                 (18,955)
--------------------------------------------------------------------------------------------------------
 Total expenses                                                                             15,682,067
--------------------------------------------------------------------------------------------------------
Net investment loss                                                                         (3,152,745)
--------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investment and
foreign currency transactions:
 Net realized gain on:
  Investment transactions                                                                  111,028,935
--------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                              4,667,513
--------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  and foreign currency transactions                                                        115,696,448
--------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of:
--------------------------------------------------------------------------------------------------------
  Investments                                                                             (434,917,740)
--------------------------------------------------------------------------------------------------------
  Foreign currency                                                                          (1,979,584)
--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on investments and foreign currency    (436,897,324)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments and foreign currency                      (321,200,876)
--------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                                                                $(324,353,621)
--------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                      Year ended         Year ended
                                                      12/31/00           12/31/99
                                                      -----------------------------------
Changes from operations:
 Net investment income (loss)                         $    (3,152,745)   $       322,938
-----------------------------------------------------------------------------------------
 Net realized gain on investments
 and foreign currency transactions                        115,696,448        101,620,530
-----------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments and foreign currency                     (436,897,324)       417,831,016
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                (324,353,621)       519,774,484
-----------------------------------------------------------------------------------------

Distributions to shareholders from:
 Net realized gain on investment transactions             (91,977,656)        (7,376,586)
-----------------------------------------------------------------------------------------
  Total distributions to shareholders                     (91,977,656)        (7,376,586)
-----------------------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions                 192,936,277        629,941,949
-----------------------------------------------------------------------------------------
 Total increase (decrease) in net assets                 (223,395,000)     1,142,339,847
-----------------------------------------------------------------------------------------
Net Assets, beginning of year                           1,913,076,199        770,736,352
-----------------------------------------------------------------------------------------
Net Assets, end of year                               $ 1,689,681,199    $ 1,913,076,199
-----------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          Capital Appreciation Fund 4

Lincoln National Capital Appreciation Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)


                                             Year ended December 31,
                                             2000(2)     1999(2)     1998(2)     1997         1996
                                             --------------------------------------------------------------
Net asset value, beginning of year           $    31.466 $    21.772 $    17.530 $     14.504 $    12.916

Income (loss) from investment operations:
   Net investment income (loss)                   (0.047)      0.007      (0.003)       0.050       0.135
   Net realized and unrealized gain (loss)
      on investments and foreign currency         (4.694)      9.839       6.127        3.510       2.051
                                             --------------------------------------------------------------
   Total from investment operations               (4.741)      9.846       6.124        3.560       2.186
                                             --------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income               --          --      (0.050)          --      (0.135)
   Distributions from net realized gain on
      investment transactions                     (1.380)     (0.152)     (1.832)      (0.534)     (0.463)
                                             --------------------------------------------------------------
   Total dividends and distributions              (1.380)     (0.152)     (1.882)      (0.534)     (0.598)
                                             --------------------------------------------------------------
Net asset value, end of year                 $    25.345 $    31.466 $    21.772 $     17.530 $    14.504
                                             --------------------------------------------------------------

Total Return(1)                                  (15.85%)     45.46%      37.96%       25.29%      18.02%

Ratios and supplemental data:
   Ratio of expenses to average net assets         0.76%       0.78%       0.83%        0.89%       0.93%
   Ratio of net investment income (loss)
      to average net assets                       (0.15%)      0.03%      (0.01%)       0.35%       0.99%
   Portfolio Turnover                                62%         60%         78%         137%         93%

   Net assets, end of year (000 omitted)     $1,689,681  $1,913,076    $770,736     $451,036    $267,242

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2)  Per share information was based on the average shares outstanding method.

See accompanying notes to financial statements.

                          Capital Appreciation Fund 5

National Capital Appreciation Fund, Inc.

Notes to Financial Statements

December 31, 2000

The Fund: Lincoln National Capital Appreciation Fund, Inc. (the "Fund") is registered as open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy money market securities and bonds, including high-risk bonds.

1. Significant Accounting Policies
Security Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 2000, the custodial fees offset agreement amounted to $18,955.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                          Capital Appreciation Fund 6

2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of average daily net assets of the Fund on the first $500 million and .70% in excess of $500 million. The sub-advisor, Janus Capital Management, is paid directly by the Advisor.

Delaware Service Company, Inc. ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 2000.

Certain officers and directors of the Fund are also officers or directors of the Company and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments
The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased, and the aggregate proceeds from investments sold for the year ended December 31, 2000 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 2000 are as follows:

     Aggregate          Aggregate          Gross             Gross             Net
     Cost of            Proceeds           Unrealized        Unrealized        Unrealized
     Purchases          From Sales         Appreciation      Depreciation      Appreciation
     --------------------------------------------------------------------------------------
     $1,336,739,240     $1,223,941,261     $435,431,347      $(201,088,048)    $234,343,299

4. Supplemental Financial Instruments Information

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counterparties to these contracts will fail to perform; although the risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts that were open at December 31, 2000 were as follows:

     Contracts to        Foreign                       U.S. Cost                        Unrealized
     Receive (Deliver)   Currency                     (Proceeds)     Settlement Dates   Gain (Loss)
   --------------------------------------------------------------------------------------------------
        (26,500,000)     European Monetary Unit    $(22,930,120)     March 2001        $(2,054,690)
         (5,100,000)     European Monetary Unit      (4,372,791)     April 2001           (441,370)
        (17,000,000)     European Monetary Unit     (14,668,810)     May 2001           (1,387,142)
       (223,964,074)     Japanese Yen                 1,952,097      January 2001            8,562
     (1,110,000,000)     Japanese Yen               (10,833,686)     March 2001            994,382
     (1,000,000,000)     Japanese Yen                (9,704,357)     April 2001            811,186
       (150,000,000)     Japanese Yen                (1,430,206)     April 2001             93,197
       (310,000,000)     Japanese Yen                (2,918,573)     May 2001              151,241
                                                                                       -----------
                                                                                       $(1,824,634)
                                                                                       ===========


5. Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At December 31, 2000, the Fund did not have investments in excess of 5% of assets in any individual foreign country.

                          Capital Appreciation Fund 7

6. Summary of Changes From Capital Share Transactions

                                               Shares Issued Upon                                   Net Increase
                     Capital                   Reinvestment of         Capital Shares               Resulting From Capital
                     Shares Sold               Dividends               Redeemed                     Share Transactions
                     -------------------------------------------------------------------------------------------------------
                     Shares      Amount        Shares     Amount       Shares       Amount          Shares      Amount
                     -------------------------------------------------------------------------------------------------------
Year ended
  December 31, 2000:  8,116,161  $259,439,591  2,976,238  $91,977,656  (5,224,583)  $(158,480,970)   5,867,816  $192,936,277
Year ended
  December 31, 1999: 25,575,402   635,678,317    313,390    7,376,586    (489,775)    (13,112,954)  25,399,017   629,941,949

7. Distributions to Shareholders

The Fund declares and distributes a dividend on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.


                          Capital Appreciation Fund 8

Lincoln National Capital Appreciation Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Capital Appreciation Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Capital Appreciation Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Capital Appreciation Fund, Inc. at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               /s/ ERNST & YOUNG

Philadelphia, Pennsylvania
February 5, 2001



                          Capital Appreciation Fund 9